BRANDES INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Debra McGinty-Poteet
                  Charles H. Brandes

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Brandes Investment Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: ______________, 2002

                                                ________________________________
                                                DeWitt F. Bowman
                                                Trustee



                            BRANDES INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Debra McGinty-Poteet
                  Charles H. Brandes

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Brandes Investment Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: ______________, 2002


                                                   _____________________________
                                                   Gordon C. Broadhead
                                                   Trustee


                            BRANDES INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Debra McGinty-Poteet
                  Charles H. Brandes

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Brandes Investment Trust, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: ______________, 2002


                                                  ______________________________
                                                  W. Daniel Larsen
                                                  Trustee